Putnam Focused Large Cap Growth ETF
The fund's portfolio
11/30/22 (Unaudited)

COMMON STOCKS (98.3%)(a)
	Shares	Value
Aerospace and defense (1.6%)
TransDigm Group, Inc.	256	$160,896

		160,896
Automobiles (2.7%)
Tesla, Inc.(NON)	1,376	267,907

		267,907
Building products (1.2%)
Johnson Controls International PLC	1,752	116,403

		116,403
Capital markets (3.0%)
Charles Schwab Corp. (The)	2,131	175,893
MSCI, Inc.	241	122,387

		298,280
Chemicals (1.9%)
Sherwin-Williams Co. (The)	745	185,639

		185,639
Commercial services and supplies (1.7%)
Waste Connections, Inc.	1,147	165,742

		165,742
Entertainment (1.3%)
Live Nation Entertainment, Inc.(NON)	1,774	129,076

		129,076
Equity real estate investment trusts (REITs) (2.2%)
American Tower Corp.	996	220,365

		220,365
Food and staples retailing (4.5%)
Costco Wholesale Corp.	501	270,164
Walmart, Inc.	1,134	172,844

		443,008
Food products (1.5%)
Hershey Co. (The)	622	146,276

		146,276
Health-care equipment and supplies (1.7%)
Dexcom, Inc.(NON)	1,004	116,745
IDEXX Laboratories, Inc.(NON)	119	50,679

		167,424
Health-care providers and services (7.9%)
HCA Healthcare, Inc.	631	151,579
Humana, Inc.	250	137,475
UnitedHealth Group, Inc.	879	481,481

		770,535
Hotels, restaurants, and leisure (2.1%)
Chipotle Mexican Grill, Inc.(NON)	126	204,997

		204,997
Interactive media and services (5.2%)
Alphabet, Inc. Class A(NON)	5,020	506,970

		506,970
Internet and direct marketing retail (4.9%)
Amazon.com, Inc.(NON)	5,018	484,438

		484,438
IT Services (8.0%)
Accenture PLC Class A	747	224,795
Mastercard, Inc. Class A	868	309,355
Visa, Inc. Class A	1,132	245,644

		779,794
Life sciences tools and services (2.4%)
Danaher Corp.	845	231,031

		231,031
Personal products (0.9%)
Estee Lauder Cos., Inc. (The) Class A	370	87,242

		87,242
Pharmaceuticals (1.4%)
Eli Lilly and Co.	380	141,010

		141,010
Road and rail (1.9%)
Union Pacific Corp.	860	186,990

		186,990
Semiconductors and semiconductor equipment (3.9%)
NVIDIA Corp.	2,252	381,106

		381,106
Software (18.3%)
Cadence Design Systems, Inc.(NON)	1,119	192,513
Intuit, Inc.	377	153,661
Microsoft Corp.	4,488	1,145,068
Oracle Corp.	1,319	109,517
Palo Alto Networks, Inc.(NON)	1,125	191,138

		1,791,897
Specialty retail (1.7%)
Home Depot, Inc. (The)	501	162,319

		162,319
Technology hardware, storage, and peripherals (11.7%)
Apple, Inc.	7,737	1,145,308

		1,145,308
Textiles, apparel, and luxury goods (3.5%)
Lululemon Athletica, Inc. (Canada)(NON)	389	147,941
Nike, Inc. Class B	1,748	191,738

		339,679
Wireless telecommunication services (1.2%)
T-Mobile US, Inc.(NON)	798	120,864

		120,864

Total common stocks (cost $10,009,484)		$9,635,196

SHORT-TERM INVESTMENTS (1.6%)(a)
	Shares	Value
State Street Institutional U.S. Government Money Market Fund, Investor Class 3.58%	161,163	$161,163

Total Short-term investments (cost $161,163)		$161,163
TOTAL INVESTMENTS

Total investments (cost $10,170,647)		$9,796,359

Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from September 1, 2022 through November 30, 2022 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $9,798,687.
(NON)	This security is non-income-producing.
For investments in State Street Institutional U.S. Government Money Market Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$756,910	$—	$—
Consumer discretionary	1,459,340	—	—
Consumer staples	676,526	—	—
Financials	298,280	—	—
Health care	1,310,000	—	—
Industrials	630,031	—	—
Information technology	4,098,105	—	—
Materials	185,639	—	—
Real estate	220,365	—	—

Total common stocks	9,635,196	—	—
Short-term investments	161,163	—	—

Totals by level	$9,796,359	$—	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com